                                                                       Exhibit 5

[Lincoln LOGO]       PLEASE CHECK APPROPRIATE UNDERWRITING COMPANY:
Financial Group(R)
                     |_|  JEFFERSON-PILOT LIFE INSURANCE COMPANY, Service
                          Office: PO Box 21008, Greensboro, NC 27420-1008

                     |_|  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY, Service
                          Office: PO Box 515, Concord, NH 03302-0515

                     |_|  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, Service
                          Office: PO Box 21008, Greensboro, NC 27420-1008 (hereinafter referred to as "the Company")

IMPORTANT NOTICE

Since you are applying for insurance, we would like you to know more about our underwriting process and what occurs after you submit your application.

         (PLEASE GIVE A COPY OF THESE NOTICES TO EACH PROPOSED INSURED.)

THE UNDERWRITING PROCESS

All forms of insurance are based on the concept of risk-sharing. Underwriters seek to determine the level of risk represented by each applicant, and then assign that person to a group with similar risk characteristics. In this way, the risk potential can be spread among all policyholders within a given risk group, assuring that each assumes his fair share of the insurance cost. Underwriters collect and review risk factors such as age, occupation, physical condition, medical history and any hazardous avocations. The level of risk and premium for the amount of coverage requested is based on this information.

INVESTIGATIVE CONSUMER REPORT

As a part of our routine procedure for processing your initial application, we may request an investigative consumer report. The agency making the report may keep a copy of the report and disclose its contents to others for whom it performs similar services. The report typically includes information such as identity and residence verification, character, reputation, marital status, estimate of net worth and income, occupation, avocations, medical history, habits, mode of living and other personal characteristics. Additional information is usually obtained from several different sources. Confidential interviews are conducted with neighbors, friends, business associates, and acquaintances. Public records are carefully reviewed.

Past experience shows that information from investigative reports usually does not have an adverse effect on our underwriting decision. If it should, we will notify you in writing and identify the reporting agency. At that point, if you wish to do so, you may discuss the matter with the reporting agency.

You have the right to be interviewed as part of any investigative consumer report that is completed. If you desire such an interview, please indicate this at the time your application is submitted. If you request it, we will supply the name, address and telephone number of the consumer reporting agency so you may obtain a copy of the report.

CONTESTABILITY

We strongly urge you to review the completed application closely for accuracy. During the 2 year incontestability period described in the policy, a claim may be denied if the application contains false statements or misrepresentations or fails to disclose material facts. In such a case, the policy could be void and coverage could be lost.

MIB, INC.

Information you provide regarding your insurability or claims will be treated as confidential except that The Company or its reinsurers, may make a brief report of it to MIB, Inc. This is a nonprofit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another member insurance company to which you have applied for life or health insurance coverage or submitted a claim, MIB, Inc. will provide the information it may have in its file.

Upon receipt of a request from you, MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of information in MIB, Inc.'s file, you may contact MIB at: Box 105 Essex Station, Boston, MA 02112. You can reach MIB by phone toll free at (866) 692-6901. (TTY {866} 346-3642)

[Lincoln LOGO]       PLEASE CHECK APPROPRIATE UNDERWRITING COMPANY:
Financial Group(R)
                     |_|  JEFFERSON-PILOT LIFE INSURANCE COMPANY, Service
                          Office: PO Box 21008, Greensboro, NC 27420-1008

                     |_|  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY, Service
                          Office: PO Box 515, Concord, NH 03302-0515

                     |_|  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, Service
                          Office: PO Box 21008, Greensboro, NC 27420-1008 (hereinafter referred to as "the Company")

IMPORTANT NOTICE

Since you are applying for insurance, we would like you to know more about our underwriting process and what occurs after you submit your application.

         (PLEASE GIVE A COPY OF THESE NOTICES TO EACH PROPOSED INSURED.)

THE UNDERWRITING PROCESS

All forms of insurance are based on the concept of risk-sharing. Underwriters seek to determine the level of risk represented by each applicant, and then assign that person to a group with similar risk characteristics. In this way, the risk potential can be spread among all policyholders within a given risk group, assuring that each assumes his fair share of the insurance cost.

Underwriters collect and review risk factors such as age, occupation, physical condition, medical history and any hazardous avocations. The level of risk and premium for the amount of coverage requested is based on this information.

INVESTIGATIVE CONSUMER REPORT

As a part of our routine procedure for processing your initial application, we may request an investigative consumer report. The agency making the report may keep a copy of the report and disclose its contents to others for whom it performs similar services. The report typically includes information such as identity and residence verification, character, reputation, marital status, estimate of net worth and income, occupation, avocations, medical history, habits, mode of living and other personal characteristics. Additional information is usually obtained from several different sources. Confidential interviews are conducted with neighbors, friends, business associates, and acquaintances. Public records are carefully reviewed.

Past experience shows that information from investigative reports usually does not have an adverse effect on our underwriting decision. If it should, we will notify you in writing and identify the reporting agency. At that point, if you wish to do so, you may discuss the matter with the reporting agency.

You have the right to be interviewed as part of any investigative consumer report that is completed. If you desire such an interview, please indicate this at the time your application is submitted. If you request it, we will supply the name, address and telephone number of the consumer reporting agency so you may obtain a copy of the report.

CONTESTABILITY

We strongly urge you to review the completed application closely for accuracy. During the 2 year incontestability period described in the policy, a claim may be denied if the application contains false statements or misrepresentations or fails to disclose material facts. In such a case, the policy could be void and coverage could be lost.

MIB, INC.

Information you provide regarding your insurability or claims will be treated as confidential except that The Company or its reinsurers, may make a brief report of it to MIB, Inc. This is a nonprofit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another member insurance company to which you have applied for life or health insurance coverage or submitted a claim, MIB, Inc. will provide the information it may have in its file.

Upon receipt of a request from you, MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of information in MIB, Inc.'s file, you may contact MIB at: Box 105 Essex Station, Boston, MA 02112. You can reach MIB by phone toll free at (866) 692-6901. (TTY {866} 346-3642)

[Lincoln LOGO]       PLEASE CHECK APPROPRIATE UNDERWRITING COMPANY:
Financial Group(R)
                     |_|  JEFFERSON-PILOT LIFE INSURANCE COMPANY, Service
                          Office: PO Box 21008, Greensboro, NC 27420-1008

                     |_|  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY, Service
                          Office: PO Box 515, Concord, NH 03302-0515

                     |_|  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, Service
                          Office: PO Box 21008, Greensboro, NC 27420-1008
                          (hereinafter referred to as "the Company")

APPLICATION FOR LIFE INSURANCE - PART I

PROPOSED INSURED A

1.   Name (FIRST)       (MIDDLE)            (LAST)                              2. |_| Male     3. Date of Birth (MM/DD/YY)
                                                                                   |_| Female

4.   Place of Birth (STATE, COUNTRY)   5. Social Security Number (XXX-XX-XXXX)  6. Driver License # & State

7a.  Home Address       (STREET)   (CITY)   (STATE)                                             7b. Home Address Zip Code

8.   Employer                                                  9.  Occupation/Duties

10a. Business Address   (STREET)   (CITY)   (STATE)            11. Phone Number (CHECK MOST CONVENIENT TIME TO CONTACT)
                                                                   Primary: _________________________ |_| AM |_| PM
                                                                   Work: ____________________________ |_| AM |_| PM
10b. Business Address Zip Code:                                    Email: _________________________________________

12.  Annual Earned Income: $_________                          13. Annual Unearned Income: $____________________

14.  Total Assets: $_________________                          15. Total Liabilities: $_________________________

16.  Net Worth: $____________________                          17. In the last 5 years have you filed for bankruptcy? |_| Yes |_| No
                                                                   IF "YES", COMPLETE THE FINANCIAL SUPPLEMENT.

18.  Are you considering stopping premium payments, surrendering, replacing, forfeiting, assigning to the insurer or reducing your benefits under an existing policy or annuity, or are you considering using or borrowing funds from your existing policies or
     annuities to pay premiums due on the new or applied for policy?                                                  |_| Yes |_| No

     (IF "YES", PLEASE COMPLETE AND SIGN ALL REQUIRED REPLACEMENT FORMS AND COMPLETE QUESTION 19.)

19.  What is the total amount of all inforce insurance on your life? (PLEASE LIST IN THE BOX BELOW.) IF NONE, CHECK THIS BOX: |_|

                          FACE      POLICY     ISSUE DATE   REPLACEMENT OR      CHECK HERE IF
          COMPANY        AMOUNT     NUMBER     (MM/DD/YY)   CHANGE OF POLICY?    1035EXCHANGE
     -----------------   ------   ----------   ----------   -----------------   -------------
     _________________   $_____   __________   __________   |_| Yes   |_| No         |_|
     _________________   $_____   __________   __________   |_| Yes   |_| No         |_|
     _________________   $_____   __________   __________   |_| Yes   |_| No         |_|
     _________________   $_____   __________   __________   |_| Yes   |_| No         |_|

20.  Have you ever applied for life, health or disability insurance and been declined, postponed or charged an increased premium?
     (IF "YES", PROVIDE DETAILS IN QUESTION 26.)                                                                      |_| Yes |_| No

21.  Do you have any applications currently pending or do you plan to apply for new life or disability insurance coverage with any
     other company? (IF "YES" TO QUESTION 21, COMPLETE WITH DETAILS BELOW.)                                           |_| Yes |_| No

          COMPANY        AMOUNT   TYPE (LIFE OR DISABILITY)   REASON POLICY APPLIED FOR
     -----------------   ------   -------------------------   -------------------------
     _________________   $_____   _________________________   _________________________
     _________________   $_____   _________________________   _________________________
     _________________   $_____   _________________________   _________________________

22.  Will you, the proposed insured and/or beneficiary, and/or any entity on your behalf, receive any compensation, whether via the form of cash, property, an agreement to pay money in the future, a percentage of the death benefit, or otherwise, if this
     policy is issued? (IF "YES", PROVIDE DETAILS IN QUESTION 26.)                                                    |_| Yes |_| No

23.  Have you, the proposed insured, been involved in any discussion about the possible sale or assignment of this policy or a beneficial interest in a trust, LLC or other entity created or to be created on your behalf? (IF "YES", PROVIDE DETAILS IN
     QUESTION 26.)                                                                                                    |_| Yes |_| No

24.  Have you, the proposed insured, ever sold a policy to a life settlement, viatical or other secondary market provider, or are
     you in the process of selling a policy? (IF "YES", PROVIDE DETAILS IN QUESTION 26.)                              |_| Yes |_| No

25.  Is this policy being funded via a premium financing loan or with funds borrowed, advanced or paid from another person or
     entity? (IF "YES", PLEASE COMPLETE THE PREMIUM FINANCING APPLICATION SUPPLEMENT.)                                |_| Yes |_| No

26.  DETAILS: (LIST DETAILS FROM QUESTIONS ABOVE; PLEASE INCLUDE QUESTION NUMBER DETAILS PERTAIN TO.)


                                       1a

[Lincoln LOGO]
Financial Group(R)

APPLICATION FOR LIFE INSURANCE - PART I

PROPOSED INSURED B

1.   Name (FIRST)       (MIDDLE)            (LAST)                              2. |_| Male     3. Date of Birth (MM/DD/YY)
                                                                                   |_| Female

4.   Place of Birth (STATE, COUNTRY)   5. Social Security Number (XXX-XX-XXXX)  6. Driver License # & State

7a.  Home Address       (STREET)   (CITY)   (STATE)                                             7b. Home Address Zip Code

8.   Employer                                                  9.  Occupation/Duties

10a. Business Address   (STREET)   (CITY)   (STATE)            11. Phone Number (CHECK MOST CONVENIENT TIME TO CONTACT)
                                                                   Primary: _________________________ |_| AM |_| PM
                                                                   Work: ____________________________ |_| AM |_| PM
10b. Business Address Zip Code:                                    Email: _________________________________________

12.  Annual Earned Income: $________                           13. Annual Unearned Income: $____________________

14.  Total Assets: $________________                           15. Total Liabilities: $_________________________

16.  Net Worth: $___________________                           17. In the last 5 years have you filed for bankruptcy? |_| Yes |_| No
                                                                   IF "YES", COMPLETE THE FINANCIAL SUPPLEMENT.

18.  Are you considering stopping premium payments, surrendering, replacing, forfeiting, assigning to the insurer or reducing your benefits under an existing policy or annuity, or are you considering using or borrowing funds from your existing policies or
     annuities to pay premiums due on the new or applied for policy?                                                  |_| Yes |_| No

     (IF "YES", PLEASE COMPLETE AND SIGN ALL REQUIRED REPLACEMENT FORMS AND COMPLETE QUESTION 19.)

19.  What is the total amount of all inforce insurance on your life? (PLEASE LIST IN THE BOX BELOW.) IF NONE, CHECK THIS BOX: |_|

                          FACE      POLICY     ISSUE DATE     REPLACEMENT OR    CHECK HERE IF
          COMPANY        AMOUNT     NUMBER     (MM/DD/YY)   CHANGE OF POLICY?    1035EXCHANGE
     -----------------   ------   ----------   ----------   -----------------   -------------
     _________________   $_____   __________   __________   |_| Yes   |_| No         |_|
     _________________   $_____   __________   __________   |_| Yes   |_| No         |_|
     _________________   $_____   __________   __________   |_| Yes   |_| No         |_|
     _________________   $_____   __________   __________   |_| Yes   |_| No         |_|

20.  Have you ever applied for life, health or disability insurance and been declined, postponed or charged an increased premium?
     (IF "YES", PROVIDE DETAILS IN QUESTION 26.)                                                                      |_| Yes |_| No

21.  Do you have any applications currently pending or do you plan to apply for new life or disability insurance coverage with any
     other company? (IF "YES" TO QUESTION 21, COMPLETE WITH DETAILS BELOW.)                                           |_| Yes |_| No

          COMPANY        AMOUNT   TYPE (LIFE OR DISABILITY)   REASON POLICY APPLIED FOR
     -----------------   ------   -------------------------   -------------------------
     _________________   $_____   _________________________   _________________________
     _________________   $_____   _________________________   _________________________
     _________________   $_____   _________________________   _________________________

22.  Will you, the proposed insured and/or beneficiary, and/or any entity on your behalf, receive any compensation, whether via the form of cash, property, an agreement to pay money in the future, a percentage of the death benefit, or otherwise, if this
     policy is issued? (IF "YES", PROVIDE DETAILS IN QUESTION 26.)                                                    |_| Yes |_| No

23.  Have you, the proposed insured, been involved in any discussion about the possible sale or assignment of this policy or a beneficial interest in a trust, LLC or other entity created or to be created on your behalf? (IF "YES", PROVIDE DETAILS IN
     QUESTION 26.)                                                                                                    |_| Yes |_| No

24.  Have you, the proposed insured, ever sold a policy to a life settlement, viatical or other secondary market provider, or are
     you in the process of selling a policy? (IF "YES", PROVIDE DETAILS IN QUESTION 26.)                              |_| Yes |_| No

25.  Is this policy being funded via a premium financing loan or with funds borrowed, advanced or paid from another person or
     entity? (IF "YES", PLEASE COMPLETE THE PREMIUM FINANCING APPLICATION SUPPLEMENT.)                                |_| Yes |_| No

26.  DETAILS: (LIST DETAILS FROM QUESTIONS ABOVE; PLEASE INCLUDE QUESTION NUMBER DETAILS PERTAIN TO.)


                                       1b

OWNER INFORMATION (IF LEFT BLANK, PROPOSED INSURED(s) WILL BE OWNER)

-    IF A TRUST, PROVIDE TRUSTEE NAME(s), TRUST NAME.

27.  Owner Name (FIRST, MIDDLE, LAST)                                               28.  Citizen of (Country)

29.  Owner Address                                                                  30.  Date of Birth (IF APPLICABLE) (MM/DD/YY)

31.  Owner Social Security or Tax ID #   32.  Relationship to Proposed Insured(s)   33.  Trust Date (ONLY IF TRUST IS OWNER)

34.  Is this policy being purchased as part of an employer owned life insurance program where the employer is the
     direct or indirect beneficiary of the policy?                                                                     |_| Yes |_|No

35.  Will you, the proposed owner and/or beneficiary, and/or any entity on your behalf, receive any compensation, whether via the form of cash, property, an agreement to pay money in the future, a percentage of the death
     benefit, or otherwise, if this policy is issued? (IF "YES", PROVIDE DETAILS IN QUESTION 38.)                      |_| Yes |_|No

36.  Have you, the proposed owner, been involved in any discussion about the possible sale or assignment of this policy or a beneficial interest in a trust, LLC or other entity created or to be created on your behalf? (IF "YES",
     PROVIDE DETAILS IN QUESTION 38.)                                                                                  |_| Yes |_|No

37.  Is this policy being funded via a premium financing loan or with funds borrowed, advanced or paid from another
     person or entity? (IF "YES", PLEASE COMPLETE THE PREMIUM FINANCING APPLICATION SUPPLEMENT.)                       |_| Yes |_|No

38.  DETAILS: (LIST DETAILS FROM QUESTIONS ABOVE; PLEASE INCLUDE QUESTION NUMBER DETAILS PERTAIN TO.)

COVERAGE INFORMATION

39.  Plan of Insurance ____________________________________ (IF YOU ARE APPLYING FOR MONEYGUARD LONG TERM CARE, PLEASE COMPLETE THE
     MONEYGUARD LTC SUPPLEMENT TO APPLICATION. IF YOU ARE APPLYING FOR VARIABLE LIFE INSURANCE, PLEASE COMPLETE PREMIUM ALLOCATION
     AND DISCLOSURE FORM.)

40.  Amount of Insurance (Specified Amount, if UL or VUL) _________________________________________________________

41.  (i)  Death Benefit Option (COMPLETE FOR UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE PRODUCT ONLY - NOT REQUIRED FOR TERM OR
          WHOLE LIFE.)

          |_| Level   |_| Increase by Cash Value   |_| Increase by Premium   |_| Increase by Premium Less Policy Factor

     (ii) Death Benefit Qualification Test - For IRS purposes, premiums will be tested using the Guideline Premium Test unless

          |_| Cash Value Accumulation Test is checked (not available on all products). CANNOT BE CHANGED AFTER ISSUE.

42.  Additional   |_| Waiver of Premium   |_| Accelerated Benefit Rider   |_|Disability Income Rider (COMPLETE DI SUPPLEMENT)

     Benefits     |_| Waiver Monthly Deductions   |_| Waiver Specified Premium $__________________

     and Riders:  |_| Term on Spouse/Other Insured Rider $__________________   |_| Children's Term Insurance Rider
                                                                                     (COMPLETE CHILD'S SUPPLEMENT)

     (IF APPLICABLE)   |_| Supplemental Coverage $ __________________

     |_| Other Benefits and Riders (NOT LISTED ABOVE). Please provide full details: e.g. coverage amounts/percentages/etc.):
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________

43.  Save Age (NOT APPLICABLE TO MONEYGUARD) |_| Yes |_| No (IF NOT SAVING AGE, POLICY WILL BE CURRENT DATED.)

44.  COMPLETE ONLY IF APPLYING FOR VARIABLE LIFE INSURANCE WITH THE COMPANY. SUBMIT PREMIUM ALLOCATION AND DISCLOSURE FORM FOR
     VARIABLE UNIVERSAL LIFE WITH APPLICATION:

     SUITABILITY                                                                                                          YES    NO

     1.   Have you, the Proposed Insured(s) and the Owner, if other than the Proposed Insured(s), received a current
          Prospectus for the policy applied for and have you had sufficient time to review it?                            |_|    |_|

     2.   Do you understand that the amount and duration of the death benefit may increase or decrease depending on the
          investment performance of funds in the Separate Account?                                                        |_|    |_|

     3.   Do you understand that the cash values may increase or decrease depending on the investment performance of
          the funds held in the Separate Account?                                                                         |_|    |_|

     4.   With this in mind, do you believe that the policy applied for is in accord with your insurance objective and
          your anticipated financial needs?                                                                               |_|    |_|

     CASH VALUES MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE ACCOUNT. THE DEATH BENEFIT MAY BE
     VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.

     BILLING INSTRUCTIONS AS AVAILABLE PER PRODUCT

45.  Planned Premium: $ _________________________   46. Lump Sum: $ _________________________   |_| 1035 Exchange

47.  Premium Frequency:   |_| Annually   |_| Semi-Annually   |_| Quarterly   |_| Monthly (EFT)   |_| Other ___________________

48.  Special Billing: (CHECK ONE, IF APPLICABLE)   |_| New List Bill   |_| Existing List Bill (PROVIDE #) ____________________

49.  Automatic Premium Loan (COMPLETE FOR WHOLE LIFE ONLY.) |_| Yes |_| No

50.  Premium Notices To: (CHECK ALL THAT APPLY.) (PLEASE NOTE WE CANNOT BILL TO YOUR AGENT.)

     |_| Insured at Residence   |_| Insured at Business   |_| Owner   |_| Other ______________________________________________

51.  Special Instructions:
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________

     BENEFICIARY DESIGNATION BENEFICIARIES SHARE EQUALLY UNLESS OTHERWISE INDICATED.

-    IF A TRUST, PROVIDE TRUSTEE NAME(S), TRUST NAME AND DATE OF TRUST.

52.  Primary Beneficiary(ies):                          53. Social Security or Tax ID #:   54. Relationship to Proposed Insured:
_____________________________________________________   ________________________________   _________________________________________
_____________________________________________________   ________________________________   _________________________________________
_____________________________________________________   ________________________________   _________________________________________

55.  Contingent Beneficiary(ies):                       56. Social Security or Tax ID #:   57. Relationship to Proposed Insured:
_____________________________________________________   ________________________________   _________________________________________
_____________________________________________________   ________________________________   _________________________________________
_____________________________________________________   ________________________________   _________________________________________

58.  Beneficiary for Spouse/Other Insured Term Rider:   59. Social Security or Tax ID #:   60. Relationship to Spouse/Other Insured:
_____________________________________________________   ________________________________   _________________________________________

     GENERAL RISK INFORMATION - PROPOSED INSURED A

61.  Do you now, or do you plan to fly, or have you flown during the past 2 years, as a pilot, student pilot or
     crew member?                                                                                                     |_| Yes |_| No
     (IF "YES", AN AVIATION SUPPLEMENT IS REQUIRED.)

62.  Do you plan to participate, or have you participated within the past 2 years; in motor vehicle or boat racing,
     in hang gliding, sky or scuba diving, or mountain, rock or technical climbing; or in similar sports?             |_| Yes |_| No
     (IF "YES", AN AVOCATION SUPPLEMENT IS REQUIRED.)

63.  Do you now, or do you plan to reside or travel outside of the United States or Canada within the next year?      |_| Yes |_| No
     (IF "YES", A FOREIGN TRAVEL OR RESIDENCE SUPPLEMENT IS REQUIRED.)

64.  Have you ever used tobacco or products containing nicotine? (IF "YES", CHECK ALL THAT APPLY.)                    |_| Yes |_| No

     Type:                          Cigarettes |_|  Cigar |_|  Pipe |_|  Chew Tobacco |_|  Snuff |_|  Nicotine Patches/ Gum |_|

     Date First Used: (MONTH/YEAR)  ______________  _________  ________  ________________  _________  _________________________

     Date Last Used: (MONTH/YEAR)   ______________  _________  ________  ________________  _________  _________________________

     Amount and Frequency:          ______________  _________  ________  ________________  _________  _________________________

-    IF YOU ANSWER "YES" TO ANY OF THE FOLLOWING QUESTIONS, PLEASE GIVE DETAILS IN THE SPACE PROVIDED BELOW.

65.  In the past 5 years, have you been convicted of two or more moving violations, driving under the influence of
     alcohol or other drugs, or had your driver's license suspended, restricted or revoked?                           |_| Yes |_| No
     (IF "YES", PLEASE INDICATE WHAT TYPE AND DATES IN SPACE PROVIDED BELOW.)

66.  Are you currently receiving, or within the past 10 years have you received or applied for, any disability benefits, including Worker's Compensation, Social Security Disability Insurance or any other form of
     disability insurance?                                                                                            |_| Yes |_| No
     (IF "YES", PROVIDE DETAILS BELOW.)

67.  Have you ever been convicted of or are you awaiting trial for a felony? (IF "YES", PLEASE INDICATE TYPE, DATE
     AND CITY/STATE OF FELONY AND IF CURRENTLY ON PROBATION OR PAROLE, IN SPACE PROVIDED BELOW.)                      |_| Yes |_| No

68.  Are you a member of, or applied to be a member of, or received a notice of required service in, the armed forces, reserves or National Guard? (IF "YES", PLEASE INDICATE IF RETIRED OR ACTIVE; LIST BRANCH OF SERVICE,
     RANK, DUTIES, MOBILIZATION CATEGORY AND CURRENT DUTY STATION; IF A NOTICE OF DEPLOYMENT HAS BEEN RECEIVED, TO
     WHERE AND WHEN; IN THE SPACE PROVIDED BELOW.)                                                                    |_| Yes |_| No

69.  Are you a citizen of the United States?
     (IF "NO", PLEASE PROVIDE COUNTRY, TYPE OF VISA, EXPIRATION DATE AND GREEN CARD INFORMATION IN SPACE PROVIDED
     BELOW.)                                                                                                          |_| Yes |_| No

70.  DETAILS: (LIST DETAILS FROM QUESTIONS ABOVE; PLEASE INCLUDE QUESTION NUMBER DETAILS PERTAIN TO.)
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________


                                                           4a

MEDICAL INFORMATION - PROPOSED INSURED A (ANSWER THIS SECTION ONLY WHEN REQUIRED.)

-    IF YOU ANSWER "YES" TO ANY OF THE FOLLOWING QUESTIONS, PLEASE GIVE DETAILS IN THE SPACE PROVIDED ON THE NEXT
     PAGE.

71.  Provide full name/address/phone number of personal physician(s) and any other physicians seen:

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

     a.   Date and reason of last visit: ___________________________________________________________________________________________

     b.   Tests performed & treatment received: ____________________________________________________________________________________

72.  Height ______ ft. / ______ in. Weight _________ lbs.

     a.   Has your weight changed by more than 10 pounds during the past 12 months? |_| Yes |_| No

     b.   If "Yes", by how many pounds? _________ |_| Gain |_| Loss

                                                                                                                          YES    NO
73.  Have you had or been advised to have a check-up, EKG, x-ray, blood or urine test or any other diagnostic test or
     are you now planning to seek medical advice or treatment for any reason?                                             |_|    |_|

74.  Have you been a patient in a hospital, clinic, sanatorium or other medical facility, or been advised to have any
     hospitalization or surgery which has not been completed?                                                             |_|    |_|

75.  HAVE YOU EVER HAD ANY INDICATION OF, OR BEEN TREATED FOR:

     a.   Chest pain, palpitations, high blood pressure, heart disease, heart murmur, heart failure or other disorders
          of the heart or blood vessels?                                                                                  |_|    |_|

     b.   Any tumor, cancer, cysts, melanoma, lymphoma or any disorder of the lymph nodes?                                |_|    |_|

     c.   Anemia, leukemia, clotting disorder or any other blood disorder?                                                |_|    |_|

     d.   Diabetes, elevated blood sugar, thyroid, or other endocrine or glandular disorder?                              |_|    |_|

     e.   Asthma, emphysema, shortness of breath, allergies, sleep apnea, tuberculosis, sarcoidosis, persistent
          hoarseness or shortness of breath or any other disorder of the respiratory system?                              |_|    |_|

     f.   Seizures, fainting, dizziness, epilepsy, stroke, paralysis or other neurologic or brain disorder?               |_|    |_|

     g.   Any nervous, mental, or emotional disorder, or received counseling for anxiety, depression, stress or any
          other emotional condition?                                                                                      |_|    |_|

     h.   Ulcers, colitis, jaundice, hepatitis, cirrhosis, gastrointestinal bleeding, or other disorder of the stomach,
          esophagus, liver, intestines, gallbladder, or pancreas?                                                         |_|    |_|

     i.   Any complication of pregnancy or disorder of the testicles, prostate, breasts, ovaries, uterus, cervix,
          kidney or urinary bladder?                                                                                      |_|    |_|

     j.   Arthritis, gout, or any disorder of the back, spine, muscles, nerves, bones, joints or skin?                    |_|    |_|

     k.   Any disorder of the eyes, ears, nose or throat?                                                                 |_|    |_|

     l.   Any mental or physical disorder medically or surgically treated condition not listed above?                     |_|    |_|

76.  Have you ever been diagnosed as having or been treated by a physician for Acquired Immune Deficiency Syndrome or
     an AIDS related condition?                                                                                           |_|    |_|

77.  Do you use alcoholic beverages?
     (IF "YES", PROVIDE TYPE, FREQUENCY & AMOUNT.) Type ______________ Frequency ____________ Amount _____________        |_|    |_|

78.  Have you ever been treated for drug or alcohol abuse or been advised by your doctor to limit your use of alcohol
     or any medication, prescribed or not?                                                                                |_|    |_|

79.  Have you ever used or experimented with cocaine, marijuana, or other non-prescription stimulants, depressants, or
     narcotics?                                                                                                           |_|    |_|

80.  List all medication and dosages you are currently taking or have taken in the last 30 days, including prescriptions, over the counter drugs, aspirin and herbal supplements.
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________


                                                           5a

MEDICAL INFORMATION - PROPOSED INSURED A CONTINUED (ANSWER THIS SECTION ONLY WHEN REQUIRED.)

81.  DETAILS (LIST DETAILS FROM "YES" ANSWERED MEDICAL INFORMATION QUESTIONS; PLEASE INCLUDE QUESTION NUMBER.)

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

82.

                                                   DIABETES, CANCER,
                                                    HEART DISEASE?
                AGE IF LIVING & HEALTH STATUS   (INCLUDE AGE OF ONSET)   AGE AT DEATH & CAUSE

a. Father       _____________________________   ______________________   ____________________

b. Mother       _____________________________   ______________________   ____________________

c. Sibling(s)   _____________________________   ______________________   ____________________

SERVICE OFFICE ENDORSEMENTS (ATTACH AN ADDITIONAL SHEET OF PAPER, IF NECESSARY.)


                                       6a

     GENERAL RISK INFORMATION - PROPOSED INSURED A

61.  Do you now, or do you plan to fly, or have you flown during the past 2 years, as a pilot, student pilot or
     crew member?                                                                                                     |_| Yes |_| No
     (IF "YES", AN AVIATION SUPPLEMENT IS REQUIRED.)

62.  Do you plan to participate, or have you participated within the past 2 years; in motor vehicle or boat racing,
     in hang gliding, sky or scuba diving, or mountain, rock or technical climbing; or in similar sports?             |_| Yes |_| No
     (IF "YES", AN AVOCATION SUPPLEMENT IS REQUIRED.)

63.  Do you now, or do you plan to reside or travel outside of the United States or Canada within the next year?
     (IF "YES", A FOREIGN TRAVEL OR RESIDENCE SUPPLEMENT IS REQUIRED.)                                                |_| Yes |_| No

64.  Have you ever used tobacco or products containing nicotine? (IF "YES", CHECK ALL THAT APPLY.)                    |_| Yes |_| No

     Type:                          Cigarettes |_|  Cigar |_|  Pipe |_|  Chew Tobacco |_|  Snuff |_|  Nicotine Patches/ Gum |_|

     Date First Used: (MONTH/YEAR)  ______________  _________  ________  ________________  _________  _________________________

     Date Last Used: (MONTH/YEAR)   ______________  _________  ________  ________________  _________  _________________________

     Amount and Frequency:          ______________  _________  ________  ________________  _________  _________________________

-    IF YOU ANSWER "YES" TO ANY OF THE FOLLOWING QUESTIONS, PLEASE GIVE DETAILS IN THE SPACE PROVIDED BELOW.

65.  In the past 5 years, have you been convicted of two or more moving violations, driving under the influence of
     alcohol or other drugs, or had your driver's license suspended, restricted or revoked?                           |_| Yes |_| No
     (IF "YES", PLEASE INDICATE WHAT TYPE AND DATES IN SPACE PROVIDED BELOW.)

66.  Are you currently receiving, or within the past 10 years have you received or applied for, any disability benefits, including Worker's Compensation, Social Security Disability Insurance or any other form of
     disability insurance?                                                                                            |_| Yes |_| No
     (IF "YES", PROVIDE DETAILS BELOW.)

67.  Have you ever been convicted of or are you awaiting trial for a felony? (IF "YES", PLEASE INDICATE TYPE, DATE
     AND CITY/STATE OF FELONY AND IF CURRENTLY ON PROBATION OR PAROLE, IN SPACE PROVIDED BELOW.)                      |_| Yes |_| No

68.  Are you a member of, or applied to be a member of, or received a notice of required service in, the armed forces, reserves or National Guard? (IF "YES", PLEASE INDICATE IF RETIRED OR ACTIVE; LIST BRANCH OF SERVICE,
     RANK, DUTIES, MOBILIZATION CATEGORY AND CURRENT DUTY STATION; IF A NOTICE OF DEPLOYMENT HAS BEEN RECEIVED, TO
     WHERE AND WHEN; IN THE SPACE PROVIDED BELOW.)                                                                    |_| Yes |_| No

69.  Are you a citizen of the United States?
     (IF "NO", PLEASE PROVIDE COUNTRY, TYPE OF VISA, EXPIRATION DATE AND GREEN CARD INFORMATION IN SPACE PROVIDED
     BELOW.)                                                                                                          |_| Yes |_| No

70.  DETAILS: (LIST DETAILS FROM QUESTIONS ABOVE; PLEASE INCLUDE QUESTION NUMBER DETAILS PERTAIN TO.)
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________


                                       4b

MEDICAL INFORMATION - PROPOSED INSURED A (ANSWER THIS SECTION ONLY WHEN REQUIRED.)

-    IF YOU ANSWER "YES" TO ANY OF THE FOLLOWING QUESTIONS, PLEASE GIVE DETAILS IN THE SPACE PROVIDED ON THE NEXT
     PAGE.

71.  Provide full name/address/phone number of personal physician(s) and any other physicians seen:

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

     a.   Date and reason of last visit: ___________________________________________________________________________________________

     b.   Tests performed & treatment received: ____________________________________________________________________________________

72.  Height ______ ft. / ______ in. Weight _________ lbs.

     a.   Has your weight changed by more than 10 pounds during the past 12 months? |_| Yes |_| No

     b.   If "Yes", by how many pounds? _________ |_| Gain |_| Loss

                                                                                                                          YES    NO
73.  Have you had or been advised to have a check-up, EKG, x-ray, blood or urine test or any other diagnostic test or
     are you now planning to seek medical advice or treatment for any reason?                                             |_|    |_|

74.  Have you been a patient in a hospital, clinic, sanatorium or other medical facility, or been advised to have any
     hospitalization or surgery which has not been completed?                                                             |_|    |_|

75.  HAVE YOU EVER HAD ANY INDICATION OF, OR BEEN TREATED FOR:

     a.   Chest pain, palpitations, high blood pressure, heart disease, heart murmur, heart failure or other disorders
          of the heart or blood vessels?                                                                                  |_|    |_|

     b.   Any tumor, cancer, cysts, melanoma, lymphoma or any disorder of the lymph nodes?                                |_|    |_|

     c.   Anemia, leukemia, clotting disorder or any other blood disorder?                                                |_|    |_|

     d.   Diabetes, elevated blood sugar, thyroid, or other endocrine or glandular disorder?                              |_|    |_|

     e.   Asthma, emphysema, shortness of breath, allergies, sleep apnea, tuberculosis, sarcoidosis, persistent
          hoarseness or shortness of breath or any other disorder of the respiratory system?                              |_|    |_|

     f.   Seizures, fainting, dizziness, epilepsy, stroke, paralysis or other neurologic or brain disorder?               |_|    |_|

     g.   Any nervous, mental, or emotional disorder, or received counseling for anxiety, depression, stress or any
          other emotional condition?                                                                                      |_|    |_|

     h.   Ulcers, colitis, jaundice, hepatitis, cirrhosis, gastrointestinal bleeding, or other disorder of the stomach,
          esophagus, liver, intestines, gallbladder, or pancreas?                                                         |_|    |_|

     i.   Any complication of pregnancy or disorder of the testicles, prostate, breasts, ovaries, uterus, cervix,
          kidney or urinary bladder?                                                                                      |_|    |_|

     j.   Arthritis, gout, or any disorder of the back, spine, muscles, nerves, bones, joints or skin?                    |_|    |_|

     k.   Any disorder of the eyes, ears, nose or throat?                                                                 |_|    |_|

     l.   Any mental or physical disorder medically or surgically treated condition not listed above?                     |_|    |_|

76.  Have you ever been diagnosed as having or been treated by a physician for Acquired Immune Deficiency Syndrome or
     an AIDS related condition?                                                                                           |_|    |_|

77.  Do you use alcoholic beverages?                                                                                      |_|    |_|
     (IF "YES", PROVIDE TYPE, FREQUENCY & AMOUNT.) Type ______________ Frequency ____________ Amount _____________

78.  Have you ever been treated for drug or alcohol abuse or been advised by your doctor to limit your use of alcohol
     or any medication, prescribed or not?                                                                                |_|    |_|

79.  Have you ever used or experimented with cocaine, marijuana, or other non-prescription stimulants, depressants, or
     narcotics?                                                                                                           |_|    |_|

80.  List all medication and dosages you are currently taking or have taken in the last 30 days, including prescriptions, over the counter drugs, aspirin and herbal supplements.
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________


                                       5b

MEDICAL INFORMATION - PROPOSED INSURED A CONTINUED (ANSWER THIS SECTION ONLY WHEN REQUIRED.)

81.  DETAILS (LIST DETAILS FROM "YES" ANSWERED MEDICAL INFORMATION QUESTIONS; PLEASE INCLUDE QUESTION NUMBER.)

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

82.

                                                   DIABETES, CANCER,
                                                    HEART DISEASE?
                AGE IF LIVING & HEALTH STATUS   (INCLUDE AGE OF ONSET)   AGE AT DEATH & CAUSE

a. Father       _____________________________   ______________________   ____________________

b. Mother       _____________________________   ______________________   ____________________

c. Sibling(s)   _____________________________   ______________________   ____________________

SERVICE OFFICE ENDORSEMENTS (ATTACH AN ADDITIONAL SHEET OF PAPER, IF NECESSARY.)


                                       6b

                          AGREEMENT AND ACKNOWLEDGEMENT

I, the Owner, declare that my tax identification or social security number as shown is correct. I also certify that I am not subject to backup withholding.

Each of the Undersigned declares that:

1. This Application consists of: a) Part I Application; b) Part II Medical Application, if required; c) any amendments to the application(s) attached thereto; and d) any supplements, all of which are required by the Company for the plan, amount and benefits applied for. If the application includes no secondary insured (insured B), the application shall be complete without pages 1b, 4b, 5b, and 6b.

2. I/We further agree that (except as provided in the Temporary Life Insurance Agreement if advance payment has been made and acknowledged below and such Agreement issued), insurance will take effect under the Policy only when:
     1) the Policy has been delivered to and accepted by me/us; 2) the initial premium has been paid in full during the lifetime of the Proposed Insured(s); and 3) the Proposed Insured(s) remain in the same state of health and insurability as described in each part of the application at the time conditions 1) and 2) are met.

     I/We have paid $ _________________ to the Agent/Representative in exchange for the Temporary Life Insurance Agreement, and I/we acknowledge that I/we fully understand and accept its terms.

3. No agent, broker or medical examiner has the authority to make or modify any Company contract or to waive any of the Company's requirements.

4. I HAVE READ, or have had read to me, the completed Application for Life Insurance before signing below. All statements and answers in this application are correctly recorded, and are full, complete and true.

5. For employer owned life insurance policies, the owner hereby acknowledges its sole responsibility for ensuring that it complies with all legal and regulatory requirements related to life insurance it purchases on its employees, including appropriate disclosure to each employee whose life is insured under such a life insurance policy.

6. Corrections, additions or changes to this application may be made by the Company. Any such changes will be shown under "Service Office Endorsements". Acceptance of a policy issued with such changes will constitute acceptance of the changes. No change will be made in classification (including age at issue), plan, amount, or benefits unless agreed to in writing by the Applicant.

                                STATE DISCLOSURES

ALL JURISDICTIONS EXCEPT AR, AZ, CT, DC, FL, KS, KY, LA, ME, MN, NJ, NM, OH, OK, PA, TX, VA AND WA. Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

OKLAHOMA ONLY. WARNING: Any person who knowingly and with intent to injure, defraud or deceive any insurer, makes a claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of insurance fraud.

WASHINGTON ONLY. Any person who knowingly presents a false or fraudulent claim for the payment of a loss or knowingly makes a false statement in an application for insurance may be guilty of a criminal offense under state law.

AR, DC, KY, ME, NM, OH AND PA ONLY. Any person who, knowingly and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

CONNECTICUT AND TEXAS ONLY. Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud, as determined by a court of competent jurisdiction.

LOUISIANA ONLY. Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

                               TRUST VERIFICATION

I/WE hereby certify that the Trustee(s) named in this application are the Trustee(s) for the named Trust, which is in full force and effect. The Company assumes no obligation to inquire into the terms of any trust agreement affecting this policy and shall not be held liable for any party's compliance with the terms thereof. The Company may rely solely upon the signature(s) of the Trustee(s) named in this application to any receipt, release or waiver, or to any transfer or other instrument affecting this policy or any options, privileges or benefits thereunder. Unless otherwise indicated, the signature(s) of all Trustee(s) named, or their successors, will be required to exercise any contractual right under the policy. The Company shall have no obligation to see to the use or application of any funds paid to the Trustee(s) in accordance with the terms of the policy. Any such payment made by the Company to the Trustee(s) shall fully discharge the Company with respect to any amounts so paid.

                                  AUTHORIZATION

Each of the undersigned declares that:

I/We authorize any medical professional, hospital or other medical institution, insurer, MIB, Inc., or any other person or organization that has any records or knowledge of me/us or my/our physical or mental health or insurability to disclose that information to the Company, its reinsurers, or any other party acting on the Company's behalf. I/We authorize the Company to disclose medical information to MIB, Inc., and to other insurers to whom I/we may apply for coverage.

I/We acknowledge receipt of the Privacy Notice and the Important Notice containing the Investigative Consumer Report and MIB, Inc. information.

The authorization shall be valid for 24 months after it is signed. A photographic copy of this authorization shall be as valid as the original. I/We understand that I/we may revoke this authorization at any time by written notification to the Company; however, any action taken prior to notification will not be affected.

The purpose of this authorization is to allow the Company to determine eligibility for life coverage or a claim for benefits under a life policy.

|_|  I elect to be interviewed if an Investigative Consumer Report is prepared.

                                SIGNATORY SECTION


Signed in __________________, this ___________ day of _______________   ________
              (state)                                    (month)         (year)


-------------------------------------   ----------------------------------------
SIGNATURE OF PROPOSED INSURED A         SIGNATURE OF PROPOSED INSURED B
(Parent or Guardian if under            (If coverage applied for)
14 years of age)                        (Parent or Guardian if under
                                        14 years of age)


-------------------------------------   ----------------------------------------
SIGNATURE OF APPLICANT/OWNER/TRUSTEE    SIGNATURE OF APPLICANT/OWNER/TRUSTEE
(If other than Proposed Insured)        (If other than Proposed Insured)
(Provide Officer's Title if policy is   (Provide Officer's Title if policy
owned by a Corporation)                 is owned by a Corporation)


-------------------------------------   ----------------------------------------
SIGNATURE OF LICENSED AGENT,            NAME OF LICENSED AGENT,
BROKER OR REGISTERED REPRESENTATIVE     BROKER OR REGISTERED REPRESENTATIVE
                                        (Please Print)

                        APPLICABLE TO VARIABLE LIFE ONLY

I have reviewed the Application, New Account Form and Premium Allocation and Disclosure Form and find the transaction suitable.


-------------------------------------   ----------------------------------------
SIGNATURE OF REGISTERED PRINCIPAL       NAME OF REGISTERED PRINCIPAL
OF BROKER/DEALER                        OF BROKER/DEALER (Please Print)


                                        8